Exhibit 99.2

Press Contact:
Barry Holt /ISG
203-517-3107
bholt@informationsg.com

Investor Contact:
Frank Martell /ISG
203-517-3104
fmartell@informationsg.com

Information Services Group Reaches Agreement

To Reduce Purchase Price for TPI,

The Global Leader In Sourcing Advisory Services

Price Reduced $50 million To $230 million

ISG Share/Warrant Buyback Increased From $40 million To

$85 million

Stamford, CT, October 1, 2007 — Information Services Group, Inc. (ISG), (AMEX:III.U, III, III.WS) today announced that it has modified its previously announced definitive agreement to acquire TPI, the largest independent sourcing advisory firm in the world focusing on the design, implementation and management of sourcing strategies for major corporate and public sector clients.

Under the terms of the revised agreement, ISG will acquire TPI for $230 million, reduced from $280 million.  In addition, ISG has agreed to issue the seller five million warrants at closing exercisable for ISG shares at a price of $9.18 per share (20% above ISG’s closing price on Friday, Sept. 28, 2007).  The warrants will be exercisable 12 months after the closing date of the acquisition and will expire five years after closing.

Separately, ISG has increased its previously announced share and/or warrant repurchase program from $40 million to up to $85 million.  ISG intends to commence the program immediately upon the consummation of the purchase of TPI.

 “This new agreement along with the significantly increased share and/or warrant buyback demonstrates our confidence in TPI’s future as well as our commitment to enhancing shareholder value in the context of recent difficult financial market conditions” said Michael P. Connors, Chairman & Chief Executive Officer of ISG.  “TPI is the clear market leader operating in a mega-trend industry.  It’s an excellent platform company for ISG as we execute our plan to build ISG into a premier global information services company.”

 “Over the course of the last several months since we signed our definitive agreement, TPI has developed a strong partnership with the ISG team”, said Ed Glotzbach, President and CEO of TPI. “We are very pleased to reach this agreement, and excited about moving forward with ISG to develop enhanced products and services for our clients.”

The acquisition is subject to ISG shareholder approval and is expected to be concluded in the fourth quarter of 2007.  Refer to ISG’s website for further details regarding filings submitted to the Securities and Exchange Commission which fully describe the transaction.

About Information Services Group, Inc.

Information Services Group, Inc. is an acquisition company founded in 2006 to build a high-growth, industry-leading information services company. The company is seeking acquisitions in areas such as: business, media and consumer information; advisory, data and marketing services; marketing research; Internet-based information and other segments of the information services industry.  Based in Stamford, CT, Information Services Group [www.informationsg.com] is led by a world class team with extensive global experience in information services and a track record of creating significant value for shareholders, clients and employees.

About Technology Partners International, Inc.

TPI [www.tpi.net] is the founder and innovator for the sourcing advisory industry, and the largest sourcing advisory firm in the world. The firm is expert at a broad range of business support functions and related research methodologies. Utilizing deep functional domain expertise of accomplished industry experts who possess extensive practical experience, TPI collaboratively works with organizations to help them optimize their business operations through the best combination of insourcing, offshoring, shared services and outsourcing.

Important Legal Information

In connection with the proposed acquisition, ISG will prepare a proxy statement to be filed with the SEC.  When completed, a definitive proxy statement and a form of proxy will be mailed to the shareholders of ISG.  Before making any voting decision, ISG’s shareholders are urged to read the proxy statement regarding the acquisition carefully and in its entirety because it will contain important information about the proposed acquisition.  ISG’s shareholders will be able to obtain, without charge, a copy of the proxy statement (when available) and other relevant documents filed with the SEC from the SEC’s website at http://www.sec.gov.  ISG’s shareholders will also be able to obtain, without charge, a copy of the proxy statement and other relevant documents (when available) by directing a request by mail or telephone to Corporate Secretary, Information Services Group, Inc., Four Stamford Plaza, 107 Elm Street, Stamford, CT 06902, telephone: 203-517-3100, or from ISG’s website at http://www.informationsg.com.

ISG and its directors and officers may be deemed to be participants in the solicitation of proxies from ISG’s shareholders with respect to the proposed acquisition.  Information about ISG’s directors and executive officers and their ownership of ISG’s common stock is set forth in ISG’s annual report on Form 10-K for the fiscal year ended December 31, 2006.  Shareholders may obtain additional information regarding the interests of ISG and its directors and executive officers in the acquisition, which may be different than those of ISG’s shareholders generally, by reading the proxy statement and other relevant documents regarding the proposed acquisition, when filed with the SEC.

Forward-Looking Statements

This communication contains “forward-looking statements” which represent the current expectations and beliefs of management of ISG concerning the proposed acquisition of TPI and other future events and their potential effects on ISG and TPI.  The statements, analyses, and other information contained herein relating to the proposed acquisition, as well as other statements including words such as “anticipate,” “believe,” “contemplate,” “plan,” “estimate,” “expect,” “intend,” “will,” “continue,” “should,” “may,” and other similar expressions, are “forward-looking statements” under the Private Securities Litigation Reform Act of 1995.  These forward-looking statements are not guarantees of future results and are subject to certain risks and uncertainties that could cause actual results to differ materially from those anticipated.  Those factors include, without limitation: (1) whether the stockholders of ISG approve the proposed acquisition; (2) the number and percentage of stockholders seeking conversion; (3) the satisfaction of the other conditions specified in the purchase agreement; (4) the ability to successfully combine the businesses of ISG and TPI; (5) the amount of cash available, operating costs and business disruption following the acquisition, including adverse effects on relationships with employees; (6) changes in the stock market and interest rate environment that affect revenues; (7) diversion of management time on acquisition related issues; (8) reaction of TPI clients to the transaction; (9) retention of key employees upon announcement of the proposed acquisition and following closing; (10) general economic conditions such as inflation; and (11) general political and social conditions such as war, political unrest and terrorism.  The risks also relate to inherent business, economic and competitive uncertainties and contingencies relating to the business of TPI including: (1) failure to secure new engagements or loss of important clients; (2) ability to hire and retain enough qualified employees to support operations; (3) ability to maintain or increase billing and utilization rates; (4) management of rapid growth; (5) success of expansion internationally; (6) competition; (7) ability to move the product mix into higher margin businesses; (8) operating TPI as a public company; (9) healthcare and benefit cost management; (10) ability to protect ISG and TPI’s intellectual property and the intellectual property of others; (11) currency fluctuations and exchange rate adjustments; (12) ability to successfully consummate or integrate strategic acquisitions; and (13) ability to achieve the cost reduction and productivity improvements contemplated by the “Value Creation Plan” ISG intends to initiate after closing.  Certain of these and other applicable risks, cautionary statements and factors that could cause actual results to differ from ISG’s forward-looking statements are included in ISG’s filings with the U.S. Securities and Exchange Commission (“SEC”), specifically as described in ISG’s annual report on Form 10-K for the fiscal year ended December 31, 2006, and ISG’s proxy statement.  ISG undertakes no obligation to update or revise any forward-looking statements to reflect subsequent events or circumstances.